UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2010

COMPASS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Island	000-52347	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 0620, Yongleyingshiwenhuanan Rd., Yongledian Town, Tongzhou District, Beijing, PR China
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86 10-62690222 /0255/0299)

c/o Nautilus Global Partners

700 Gemini, Suite 100, Houston, TX 77056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 28, 2010, the Company filed its original Form 8-K to report the events contained herein and therein. This Amendment No 1 to Form 8-K amends the original filing by including a copy of the Share Exchange Agreement dated May 24, 2010, by and among Compass Acquisition Corporation and its controlling shareholders and Tsing Da Century Education Technology Co. Ltd. and its shareholders. The Share Exchange Agreement is attached hereto as Exhibit 10.6.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Before you invest in our Ordinary Shares, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Share Exchange Agreement.

(a) Effective May 24, 2010, Compass Acquisition Corporation (“Compass”) and its controlling shareholders entered into a share exchange agreement with Tsing Da Century Education Technology Co. Ltd., a British Virgin Islands business company (“Tsingda Technology”) and its shareholders. Pursuant to the agreement, all of the shareholders of Tsingda Technology exchanged their shares for a total of 244,022.78 preferred shares of Compass. Each preferred share has identical rights as 100 ordinary shares except that each preferred share is convertible to 100 ordinary shares. The conversion will occur concurrent with the approval by the Compass shareholders of an increase of its authorized ordinary shares to 100,000,000, however, it will not be subject to the proposed 3 for 1 consolidation of its ordinary shares referenced in the following sentence. Compass expects to seek a shareholder vote to increase its ordinary shares to 100,000,000, consolidate its outstanding ordinary shares on a 3 for 1 basis, and change its name to Tsingda eEDU Corporation within the next 45 to 60 days. As a result of the transaction, Tsingda Technology became a wholly owned subsidiary of Compass.

In addition, pursuant to the transaction, Mr. Karl Brenza resigned as President and Chief Executive Officer of Compass, and Mr. Zhang Hui was appointed Chairman, President, and a Director of Compass, Liu Juntao was appointed Executive Vice President of the Compass, and Kang Chungmai was appointed Chief Financial Officer, and Secretary of Compass. Mr. Joseph Rozelle has agreed to resign as a member of the Board ten days following such time as the Company files and mails an Information Statement required by Rule 14f-1 regarding a change in the majority of the Board. The Compass filed and mailed the Information Statement required by Rule 14f-1 on or about June 1, 2010.

The share exchange agreement was adopted by the unanimous consent of the Board of Directors of both Compass and Tsingda Technology. All of the shareholders of Tsingda Technology were signatories to the agreement.

Tsingda Technology owns 100% of the issued and outstanding capital stock of Beijing Tsingda Century Management Consulting Ltd. (“Tsingda Management”), a wholly foreign owned enterprise incorporated under the laws of the People’s Republic of China (“PRC”). On April 26, 2010, Tsingda Management entered into a series of contractual agreements with Beijing Tsingda Century Investment Consultant of Education Co. Ltd (“Tsingda Education”), a company incorporated under the laws of the PRC, and its shareholders, in which Tsingda Management assumed management of the business activities of Tsingda Education and has the right to appoint all executives and senior management and the members of the board of directors.

Immediately prior to the share exchange, the Company had authorized 39,062,500 ordinary shares, $.000128 par value of which 3,743,531 were issued and outstanding, and 781,250 preferred shares, $.000128 par value, of which no shares were outstanding. In connection with the share exchange, the Company issued 244,022.78 preferred shares to the Tsingda shareholders. Concurrent with the share exchange, we also issued 6,239,220 ordinary shares to a consultant pursuant to agreement with Compass. Upon effectiveness of the share exchange, the Company had 9,982,749 ordinary shares and 244,022.78 preferred shares outstanding. Each preferred share has identical rights as 100 ordinary shares except that each preferred share is convertible to 100 ordinary shares upon the approval by the Company’s shareholders of the increase of its authorized ordinary shares from 39,062,500 to 100,000,000. The ordinary shares received upon conversion of the preferred shares will not be subject to the proposed 3 for 1 consolidation discussed above.

Unless the context indicates otherwise, any reference herein to “Tsingda” shall mean Tsingda Technology, Tsingda Management, and Tsingda Education.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

As described in Item 1.01 above, on May 24, 2010, Compass acquired Tsingda, a provider of on-line and off-line educational services in the Peoples Republic of China.

Prior to the Tsingda transaction, the Company was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act giving effect to the Tsingda transaction.

BUSINESS OF TSINGDA

General

Unless the context indicates otherwise, any reference herein to “Tsingda” shall mean Tsingda Technology, Tsingda Management, and Tsingda Education, and the Company shall include Compass and Tsingda. All amounts are in US Dollars, unless indicated otherwise.

Tsingda Education was founded on October 24, 2003 in the Peoples Republic of China (PRC) and its actual operations commenced in 2006. The company is a leading on-line and off-line provider of educational services throughout PRC. It has established the largest chain of education centers, known as “Tsingda Learning Centers.” As of the date of this report, it has approximately 1,800 learning centers nationwide. Tsingda Education focus is directed towards students ranging from generally six to eighteen years old. Off-line services are comprised of company owned locations as well as franchised learning centers. On-line educational services are a web based platform offering services similar to its learning centers.

Tsingda Education has received the following awards reflecting its strength and position in China education industry, stated as follows:

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Twice awarded “China Top-10 Brand of Education Chain” (2008 and 2009).

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“China Top-10 Institute for Online Education” in 2009.

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“The Most Valuable Education Chain for Investment” in 2009.

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“Most Trustworthy Institute for Supplementary Education” in 2009.

Tsingda Education’s fiscal 2009 revenues increased approximately 101% from the prior year and pre-tax net income increased by approximately 79% from the prior year.

	2009	2008
Revenue	$14,629,667	$7,246,906

Expenses
Selling	3,875,404	1,511,841
General and administrative	3,741,229	1,753,361
	7,616,633	3,265,202

Operating Income	7,013,034	3,981,704

Other Income (Expenses)
Other income	80,973	1,064
Other expenses	(19,638)	(1,956)
Financial expense	-	(34,439)
Total other income (expense)	61,335	(35,331)

Income Before Income Taxes	7,074,369	3,946,373

Organization & Subsidiaries

Tsingda’s organization was structured to abide by the laws of the PRC. Its structure is depicted below:

Corporate Structure of Tsingda Group

Compass was organized under the laws of the Cayman Islands on September 27, 2006. Tsingda Technology was organized under the laws of British Virgin Islands on December 11, 2009. Tsingda Management was organized under the laws of the Peoples Republic of China (PRC) on November 26, 2007. Tsingda Education was organized under the laws of the PRC on October 23, 2003.

Tsingda Technology owns 100% of the issued and outstanding capital stock of Tsingda Management. On April 26, 2010, Tsingda Management entered into a series of contractual agreements with Tsingda Education, and its shareholders, in which Tsingda Management effectively assumed management of the business activities of Tsingda Education and has the right to appoint all executives and senior management and the members of the board of directors of Tsingda Education Juice. The contractual arrangements are comprised of a series of agreements, including a Consulting Services Agreement, Operating Agreement, Voting Rights Proxy Agreement, Equity Pledge and Option Agreement, through which Tsingda Management has the right to advise, consult, manage and operate Tsingda Education for an quarterly fee equal to its quarterly, after tax net profits. Additionally, Tsingda Education’s Shareholders have pledged their rights, titles and equity interest in Tsingda Education as security for Tsingda Management to collect consulting and services fees provided to Tsingda Management through an Equity Pledge Agreement. In order to further reinforce Tsingda Management’s rights to control and operate Tsingda Education, Tsingda Education’s shareholders have granted Tsingda Management the exclusive right and option to acquire all of their equity interests in Tsingda Education through an Option Agreement.

The Consulting Services Agreement, Operating Agreement, Voting Rights Proxy Agreement, Equity Pledge and Option Agreement are attached as exhibits to the original Form 8-K filed on May 28, 2010 and the description above with respect to such agreements is qualified in its entirety by the respective exhibits. The Stock Exchange Agreement is attached as an exhibit to this Form 8-K and the description above with respect to the agreement is qualified in its entirety by the respective exhibits.

The Tsindga Learning Concept

The company is an on-line and off-line provider of educational services throughout PRC. It rolled out its offline “Tsingda Learning Centers” concept in 2006, and more recently in late 2008, it developed an interactive and real-time, online learning platform, which is accessible world-wide.

For its offline “Tsingda Learning Center” concept, it adopted the "Blue Ocean" marketing strategy that is, to enter the market with the strategy of “encircling the cities from rural areas” so as to avoid first-tier cities where competition generally is intense and margins are low. As of December 31, 2009 and after three years of operations, approximately 1,800 Tsingda Learning Center are in operation in 1,300 cities located in 27 provinces throughout the PRC. Of the total amount, three are company owned with the remainder being franchise operations. The Company has become the educational channel with most geographical coverage in the industry, and has attained broad recognition and reputation from its clients and the community.

In the fourth quarter of 2008, Tsingda Education successfully developed a highly interactive, real-time, and personalized platform called the “Tsingda Internet Classroom,” which is compatible with a variety of current teaching methods and new applications. This platform applies online educational library and user resources of Tsingda Education to a variety of online education areas: elementary and high school education, vocational education and language trainings. The "Tsingda Internet Classroom" was first launched for high school education in September 2008. It’s “Tsingda High-school Internet Classroom,” targets junior and senior high school students. Its Tsingda Internet Classroom targets other students. By the end of 2009, the number of students registered in this platform had exceeded 200,000, and the total amount of teachers has exceeded 12,000. In fact, “Tsingda High-school Internet Classroom” is one of the fastest growing online education platforms in China.

While the operation of Tsingda Learning Center is standardized, the company has endeavored to make adjustments to adapt to local conditions. Therefore each Tsingda Learning Center is able to provide distinguished and customized education services according to the needs of its coverage area. Such a differentiation was first exhibited in the local teaching materials. Tsingda Education has converted 97% of local textbook versions (primary and high schools) for each region that it services into video and digital content. Unlike many of its competitors, this courseware conversion enables the company to replicate local teaching content. Digital and video content also are available for online access.

The revenue model of Tsingda Learning Center is comprised of its -- “online” and “offline” businesses.

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"Online Teaching Classrooms": These consist of the “Tsingda High-school Internet Classroom” and the “Tsingda Internet Classroom.” All revenues generated are company owned.

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"Offline Tsingda Learning Centers": Offline revenues (franchised locations) are generated from; the initial brand franchise fee, annual management fees of franchisees, 20% of the student generated fees, and 10% from reference books and teaching products sales. Offline revenues (company locations) are generated from; 100% of the student generated fees and 100% of reference books and teaching products sales.

During fiscal 2009, revenues from offline Tsingda Learning Centers accounted for approximately 94% of the total revenues of Tsingda Education, while online revenues accounted for approximately 6% of total revenues.

Tsingda Learning Centers.

Approximately 1,800 Tsingda Learning Center are in operation in 1,300 cities located in 27 provinces throughout the PRC. Substantially all of these locations have been licensed to independent third parties. Under the licensing arrangement with the company, licensees are required to bear the costs of owing and operating each center, including rent, staffing, and fees payable to the Company. Commensurate with signing a licensing agreement, each licensee is required to pay a one time fee ranging from $7,000 to $10,000 dependent on location. Thereafter, licensees pay a fee equal to 10% of the initial licensing fee per annum. In addition, the Company receives 20% of the revenues generated from each location.

The typical Tsingda Learning Center consists of three parts: Online learning area, teacher/counselor guidance area, and education product area (tapes, videos and supplementary materials), exhibited as follows

Students pay for courses in advance via cash or a Tsingda “e-card’ which is a re-chargeable debit card.

Curriculum at a Tsingda Learning Center can be categorized as follows:

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Synchronous courses: These courses are recorded by renowned teachers matching local textbook versions and also offering synchronous online preview and review.

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Featured courses: These courses present curriculum-related extracurricular knowledge through the forms of video, audio, and animation. For example, Tsingda Education signed exclusive agency agreements with world-wide renowned “Discovery Education” and "Chinese Culture Study" respectively in 2009. Such educative extracurricular learning materials greatly encourage the interests about learning new knowledge and provide various fields of views for students.

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Evaluate, practice and improve: Most Chinese students are embarrassed to ask questions in the classroom, while this courseware is designed to assist them improve this situation. Through repeated online lecturing and practice of difficult or important knowledge, it will also guide students to find key knowledge that may be neglected during learning process.

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Online questions and exercise database: The online Database provides more than one million questions and answers or exercises across various subjects. It can also be used as the sources of questions in mock tests for both teachers and students.

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Online interactive Q & A: Tsingda Learning Center also provide 24-hour online Q & A services for students’ learning needs.

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Studying results evaluation: The program helps students evaluate their self-studying results on various subjects. It also provides other assistant functions to help students improve their studying performance, such as the test for psychological status about learning and to how far a student is additive to internet.

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“Tutoring Offline”: Another prominent feature of Tsingda Learning Center is to meet the temporary entrusting demand of white-collars and single-parent or two-income families that can not pick up their children during working days. After school, studying at Tsingda Learning Center also put parents of primary school students at ease.

Tsingda Internet Classroom.

Based on the perceived need of "personalized online learning", Tsingda Education developed a high-end education service system - Tsingda Internet Classroom, which can be applied to a variety of online education fields: primary and high school education, vocational education, and (global) Chinese language learning, etc. Due to its unique features, Tsingda Internet Classroom is expected to be a new core business after 2010.

Tsingda Internet classroom has been designed to be an “eBay” in educational services linking buyers (students) and sellers (teachers). The platform allows the parties to transact business and results in reduced education costs. With the Tsingda Internet Classroom and due to our brand recognition, teachers can easily find students wishing to learn based on specified searching criteria, and vice versa. Teachers and students need not be located in the same country. For example, a student in Madrid will be able to receive Chinese language lessons from a Chinese teacher in Beijing if the requirements of both sides can be satisfied. Teachers must meet company directed requirements in order to became a qualified teach for an internet classroom. Qualified teachers receive 60% of the revenues from the internet classrooms.

The Tsingda High-school Internet Classroom was first initiated in 2008 targeting at the supplementary learning market of high school students. In nearly two years of operation, Tsingda High-school Internet Classroom has received recognition and praise from the Ministry of Education, teachers, and students and their parents. Total registered students and teachers reached 200,000 and 12,000 respectively as of Dec. 31, 2009. While the revenue was only $153,959, it scaled to $897,361 in 2009, nearly six times that of the previous year. Tsingda Education intends to devote more capital to the development of this platform and intends to expand into vocational training and (global) Chinese language learning areas.

Features of Tsingda Internet Classroom

Match-Making Qualified teachers can open their internet classroom on Tsingda High-school Internet Classroom. Each qualified internet teacher will release information about his/her personal qualifications and course(s) with the platform. Students can also propose their learning request(s). The information or request(s) provided will become the searching criteria for both sides. Key matching elements are course content, background and reputation of the teacher, lecturing time, and pricing of the course, among others. Sessions can be one to one or one to many.

Real-time Interaction In the Tsingda High-school Internet Classroom our patented real-time online audio & video technology simulates offline teaching in an interactive environment.

Diversified Teaching Methods

"Tsingda Internet Classroom" has designed a variety of teaching modalities to meet the "teaching" and "learning" requirements. This system can also take credit records for each teacher and manage the learning situation for each student. These teaching methods include:

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Renowned Teacher Classroom: These are recorded or real time classrooms opened by renowned teachers allowing student attendance of 1,000-10,000. Such highlighted lectures are usually given by well-known experts or teachers on current topics of interest, such as the Psychological Analysis for the Entrance Examination.

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General Classroom: These are recorded or real time classrooms attended by 15 to 30 students. These classrooms are used for general courses, including as mathematics, English, and physics. Rarely is it used for one-to-one interactive learning.

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One-to-One Classroom: These are real time classrooms specially designed for students desiring personalized and private tutoring space.

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Real-time Q & A Classroom: These are real time online match-making where urgent learning requirements of students can be addressed.

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Learning on demand: In contrast to real-time learning program, students can repeatedly learn the courses that are first recorded and broadcasted based on their studying needs.

Competition and Markets

The severe need for ancillary education in the PRC is due to a number of factors. China’s vast territory and large population have lead to a significant disparity in public educational offerings between urban and rural areas. According to official statistics, there is a significant gap in the average education investment of students between rich and poor provinces. The public funding disparity for primary schools, junior high schools and senior high schools can range between 6-8 times more in the rich, urban areas compared with the poorer, rural areas. (Source: Ministry of Education of PRC http://www.moe.edu.cn/). Compared with first-tier cities in PRC, many rural areas lack qualified teacher and training resources due principally to lack of funding from local governments. In recent years, a series of positive measures have been taken by related authorities to support the development of distance education. However, the problem is still quite pronounced, and massive input of the private sector is in demand. (Source: The Central People’s Government of PRC http://www.gov.cn/; Ministry of Education of PRC http://www.moe.edu.cn/) The Company’s “Blue Ocean” strategy targets these rural, under funded areas.

According to information published by the PRC government, Tsingda Education’s target population market as of December 31, 2010 is approximately 360 million individuals. The group is comprised of: infants and children below school age (6) - 160 million; primary school students - 110 million; junior high school students - 60 million; and senior high school students 30 million. (Source Ministry of Education http://www.moe.edu.cn/)

Based on industry data, market scale of online education in 2008 in the PRC amounted to approximately $5.1 Billion with 2012 projections reaching $10.6 Billion. Moreover, online education learners in China will climb to 23.1 million in 2010, twice as much as that in 2007. (Source: iResearch Consulting)

In addition, Chinese online education market will experience an average growth of 150% in the next five years (Source: Beijing CCID Consulting)

Currently, the Company does not confront direct competition from its business model of offering combined offline and online educational services. Separately, however it does face direct competition from online web schools with respect to its online learning platform, and it faces indirect competition from traditional offline cram schools with respect to its learning centers. For its offline learning centers, the Company has avoided direct competition from the larger learning companies by avoiding the geographics of first tier cities. In addition, the Company has separated itself from most of its competition (both online and offline) due to its digitized and video content, which includes textbooks from virtually all regions served. Moreover, the Company’s menu of online classrooms far exceeds it competitors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition of Tsingda Education for the three months ended March 31, 2010 and 2009 and for the fiscal years ended December 31, 2009 and 2008, should be read in conjunction with the Selected Consolidated Financial Data, Tsingda Education’ financial statements, and the notes to those financial statements that are included elsewhere in this Form 8-K. Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking Statements and Business sections in this Form 8-K. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

COMPANY OVERVIEW

Tsingda, with its subsidiaries, is a leading offline and online provider of educational services in the PRC. It has established the largest chain of education centers, known as “Tsingda Learning Centers.” As of the date of this report, it has approximately 1,800 learning centers nationwide. Tsingda Education focus is directed towards students ranging from six to eighteen years old. Off-line services are comprised of company owned locations as well as franchised learning centers. On-line educational services are a web based platform offering services similar to its learning centers.

Tsingda Technology owns 100% of the issued and outstanding capital stock of Tsingda Management. On April 26, 2010, Tsingda Management entered into a series of contractual agreements with Tsingda Education, and its shareholders, in which Tsingda Management effectively assumed management of the business activities of Tsingda Education and has the right to appoint all executives and senior management and the members of the board of directors of Tsingda Education. The contractual arrangements are comprised of a series of agreements, including a Consulting Services Agreement, Operating Agreement, Proxy Agreement, and Option Agreement, through which Tsingda Management has the right to advise, consult, manage and operate Tsingda Education for a quarterly fee in the amount of 100% of Tsingda Education’s quarterly, after tax net profits. Additionally, Tsingda Education’s Shareholders have pledged their rights, titles and equity interest in Tsingda Education as security for Tsingda Management to collect consulting and services fees provided to Tsingda Management through an Equity Pledge Agreement. In order to further reinforce Tsingda Management’s rights to control and operate Tsingda Education, Tsingda Education’s shareholders have granted Tsingda Management the exclusive right and option to acquire all of their equity interests in Tsingda Education through an Option Agreement.

As all of the companies are under common control, this has been accounted for as a reorganization of entities and the financial statements have been prepared as if the reorganization had occurred retroactively. The Company has consolidated Tsingda operating results, assets and liabilities within its financial statements.

Results of Operations for the Year ended December 31, 2009 Compared to the Year ended December 31, 2008

The following tables set forth key components of our results of operations for the periods indicated, in dollars, and key components of our revenue for the period indicated, in dollars.

Revenues. For the year ended December 31, 2009, we had revenues of $14,629,667, as compared to revenues of $7,246,906 for the year ended December 31, 2008, an increase of approximately 101%. The increase is due to growth of our offline teaching centers.

Expenses. For the year ended December 31, 2009, we had expenses which are comprised of selling and general and administrative expenses of $7,616,633, as compared to expenses of $3,265,202 for the year ended December 31, 2008, an increase of approximately 133%.

Selling expenses for fiscal 2009 and fiscal 2008 were:

	2009	2008
Rent	$382,988	$331,318
Advertising	2,068,405	400,009

Office expense	169,603	258,094
Salaries and benefits	1,145,801	742,756
Meetings and conferences	566,594	22,753
Depreciation and amortization	1,043,602	399,795

-Advertising expenses increased approximately 417% due to its marketing push of franchise locations into new regions, coupled with advertising of its company owned Beijing location which occurred in 2009.

-Salaries and benefits increased approximately 54.3% due to personnel hired to meet its marketing efforts.

-Depreciation and amortization increased approximately 161% due to the purchase of computer and peripheral equipment.

General and administrative expenses include rent, corporate salaries, and related expenses. For the year ended December 31, 2009, we had general and administrative expenses of $3,741,229 as compared to $1,753,361 for the prior year. The increase of approximately 113% in general and administrative expenses is due principally to the hiring of additional personnel to meet the company’s business growth.

Operating Income. Operating income for the year ended December 31, 2009 was $7,013,034 compared with $3,981,704 for the prior annual period, which represents an increase of 76.1%.

Income Tax. For the 2009 annual period, we had a provision for income tax of $974,223 compared with $986,594 for the prior annual period. Despite the significant increase in revenues for the 2009 period, income tax was relatively flat for both annual periods due to the fact that the Company’s tax rate for 2009 was reduced from 25% to 12.5%.

Net Income. For the reasons discussed above, we had net income for the period ended December 31, 2009 of $6,100,146 compared with $2,959,779 for the prior annual period.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2009, we had working capital of $7,955,775 compared with working capital of $5,623,708 as of December 31, 2008.

Our primary uses of cash have been for selling and marketing expenses, employee compensation, and working capital. The main sources of cash have been from revenues from franchisees and from our company owned locations. The following trends are reasonably likely to result in a material decrease in our liquidity over the near to long term:

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An increase in working capital requirements to finance the growth of our company owned locations,

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Addition of administrative and marketing personnel as the business grows,

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Increases in advertising, public relations and sales promotions for its franchising efforts into new or existing markets,

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Software development and the purchase of servers as commensurate with student population growth, and

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The cost of being a public company and the continued increase in costs due to governmental compliance activities.

The Company currently generates its cash flow through operations which it believes will be sufficient to sustain current level operations for at least the next twelve months.

OFF-BALANCE SHEET ARRANGEMENTS

There are no off-balance sheet arrangements between us and any other entity that have, or are reasonably likely to have, a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

CRITICAL ACCOUNTING POLICIES

The discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We continually evaluate our estimates, including those related to bad debts, inventories, recovery of long-lived assets, income taxes, and the valuation of equity transactions. We base our estimates on historical experience and on various other assumptions that we believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Any future changes to these estimates and assumptions could cause a material change to our reported amounts of revenues, expenses, assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions. We believe the following critical accounting policies affect our more significant judgments and estimates used in the preparation of the financial statements

A summary of significant accounting policies is included in Note 1 to the audited consolidated financial statements for the year ended December 31, 2009. Management believes that the application of these policies on a consistent basis enables us to provide useful and reliable financial information about our Company's operating results and financial condition.

Variable Interest Entities

Pursuant to Financial Accounting Standards Board Interpretation No. 46 (Revised), “Consolidation of Variable Interest Entities - an Interpretation of ARB No. 51” (“FIN 46R”) we are required to include in our consolidated financial statements the financial statements of variable interest entities. FIN 46R requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss for the variable interest entity or is entitled to receive a majority of the variable interest entity’s residual returns. Variable interest entities are those entities in which we, through contractual arrangements, bear the risk of, and enjoy the rewards normally associated with ownership of the entity, and therefore we are the primary beneficiary of the entity.

Tsingda Education is considered a variable interest entity (“VIE”), and we are the primary beneficiary. On April 26, 2010, we entered into agreements with Tsingda Education pursuant to which we shall receive a quarterly fee in the amount of Tsingda Education’s quarterly, after tax net profits. In accordance with these agreements, Tsingda Education shall pay consulting fees equal to 100% of quarterly, after tax net profits to our wholly-owned subsidiary, Tsingda Management, and Tsingda Management shall supply the technology and administrative services needed to service Tsingda Education.

The accounts of Tsingda Education are consolidated in the accompanying financial statements pursuant to FIN 46R. As a VIE, Tsingda Education’s sales are included in our total sales, its income from operations is consolidated with our, and our net income includes all of Tsingda Education’s net income. We do not have any non-controlling interest and accordingly, did not subtract any net income in calculating the net income attributable to us. Because of the contractual arrangements, we have pecuniary interest in Tsingda Education that requires consolidation of Tsingda Education’s financial statements with our financial statements.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidated Statements

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Network. All intercompany transactions and balances have been eliminated in consolidation.

Cash

For purposes of the statements of cash flows, the Company considers all short term debt securities purchased with a maturity of three months or less to be cash equivalents.

Concentrations Of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash, short term investments, accounts receivable and advances to suppliers. However, all Company assets are located in the PRC and Company cash balances are on deposit at financial institutions in the PRC, the currency of which is not free trading. Foreign exchange transactions are required to be conducted through institutions authorized by the Chinese government and there is no guaranty that Chinese currency can be converted to U.S. or other currencies.

Recognition Of Revenue

Revenue is realized through sales to franchisees and other agents of rights to conduct online and offline education services. Access to these services is obtained through the use of “cards”. These cards are also sold to individual consumers. The cards are used in a manner similar to the use of prepaid cards.

Revenue is recognized as education services are consumed. Management is able to track the use of these services through its computer monitoring systems.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, which include cash, short term investments, accounts receivable and other receivables, advances to suppliers, accounts payable, accrued liabilities, and other liabilities, approximate their fair values at December 31, 2009.

Fixed Assets

Fixed assets are recorded at cost. Depreciation and amortization is computed using the straight line method, with lives of five years for computers and related equipment and furniture, and eight to ten years for automobiles. Intangibles are the cost of computerized video lessons delivered both online and offline; this cost is amortized by the straight line method using lives of three years.

Taxes

The Company generates its income in China where Value Added Tax, Business Tax, Income Tax, City Construction and Development Tax, and Education Surcharge taxes are applicable. The Company does not conduct any operations in the U.S.; therefore, U.S. taxes are not applicable.

Use Of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimated.

Common Stock

Common stock of the Company will occasionally be issued in return for services. Values will be assigned to these issuances equal to the market value of the common stock at the applicable measurement dates. A Measurement Date is defined under pronouncements of the FASB which state the criteria to be used for the valuation of stock issued for goods and services.

Stock Options

Stock options, if issued, will be valued at fair value on the dates of issuance using a Black Scholes valuation model, in accordance with pronouncements of the FASB.

Other Comprehensive Income

The Company reports as other comprehensive income revenues, expenses, and gains and losses that are not included in the determination of net income. Resultant gains and losses during the years 2009 and 2008 are all the result of translations of Chinese currency amounts to U.S. dollars.

Foreign Currency Translation

All Company assets are located in China. These assets and related liabilities are recorded on the books of the Company in the currency of China (Renminbi), which is the functional currency. They are translated into US dollars as follows:

(a) Assets and liabilities, at the rates of exchange in effect at balance sheet dates;

(b) Equity accounts, at the exchange rates prevailing at the times of the transactions that established the equity accounts; and

(c) Revenues and expenses, at the average rate of exchange for the year.

Gains and losses arising from this translation of foreign currency are included in other comprehensive income.

Product Warranties

Refunds to students who withdraw from courses are rarely made and are made only at the discretion of the Company. For this reason and, since revenue is recognized only as services are provided, no provision is needed for possible withdrawals.

Advertising Cost

The Company expenses advertising costs when an advertisement occurs.

Segment Reporting

Management treats the operations of the Company as one segment.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Management believes that none of the recently adopted accounting pronouncements will have a material affect on the Company financial position, results of operations, or cash flows.

DESCRIPTION OF SECURITIES

The Company is authorized to issue 39,062,500 ordinary shares, $.000128 par value, and 781,250 preferred shares, $.000128 par value. Immediately prior to the transaction, 3,743,531 ordinary shares and no preferred shares were issued and outstanding. At the Closing of the transaction, 9,982,749 ordinary shares and 244,022.78 preferred shares were issued and outstanding.

(a) Ordinary Shares. Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding Ordinary Shares are entitled to receive dividends out of assets legally available therefore at times and in amounts as our board of directors may determine. Each stockholder is entitled to one vote for each Ordinary Share held on all matters submitted to a vote of the stockholders. Cumulative voting is not provided for in our amended articles of incorporation, which means that the majority of the shares voted can elect all of the directors then standing for election. The Ordinary Shares are not entitled to preemptive rights and is not subject to conversion or redemption. Upon the occurrence of a liquidation, dissolution or winding-up, the holders of Ordinary Shares are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock. There are no sinking fund provisions applicable to the Ordinary Shares. The outstanding Ordinary Shares are, and the Ordinary Shares to be issued upon exercise of the Warrants will be, fully paid and non-assessable.

(b) Preferred Stock. As of the date of this Report, 244,022.78 preferred shares were issued and outstanding. Each share of these preferred shares have identical rights as 100 ordinary shares except that each preferred share is convertible to 100 ordinary shares. The conversion will occur concurrent with the approval by the Compass shareholders of an increase of its authorized ordinary shares to 100,000,000, however, the conversion will not be subject to the proposed 3 for 1 share consolidation. With respect to the remaining 537,227.22 preferred shares un-issued, the Board of Directors is empowered to designate and issue from time to time one or more classes or series of Preferred Stock and to fix and determine the relative rights, preferences, designations, qualifications, privileges, options, conversion rights, limitations and other special or relative rights of each such class or series so authorized. Such action could adversely affect the voting power and other rights of the holders of the Company’s capital shares or could have the effect of discouraging or making difficult any attempt by a person or group to obtain control of the Company.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Ordinary Shares have not been quoted or listed for trading on the Over-The-Counter Bulletin Board (“OTCBB”) or on any stock exchange.

Holders

As of the date of the Report, 9,982,749 ordinary shares are held by 461 shareholders and 244,022.78 preferred shares are held by 15 shareholders.

Dividend Policy

Since inception we have not paid any dividends on our Ordinary Shares. We currently do not anticipate paying any cash dividends in the foreseeable future on our Ordinary Shares. Although we intend to retain our earnings, if any, to finance the exploration and growth of our business, our Board of Directors will have the discretion to declare and pay dividends in the future.

Payment of dividends in the future will depend upon our earnings, capital requirements, and other factors, which our Board of Directors may deem relevant.

Equity Compensation Plan Information

As of the date of this Report, the Company does not have any compensation plans under which its equity securities are authorized for issuance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compass

On September 27, 2006, the Company issued 1,000,000 and 100,000 ordinary shares to Nautilus Global Partners and Mid-Ocean Consulting Limited (subsequently adjusted to 781,250 and 78,125) at a price of $0.0001 per share. Mr. Rozelle, one of Company’s directors is the President of Nautilus Global Partners, LLC.

On March 1, 2008, the Company consolidated the authorized ordinary share capital of the Company from 50,000,000 ordinary shares of $0.0001 par value each to 39,062,500 ordinary shares of $0.000128 par value each. This resulted in every shareholder as of March 1, 2008 receiving 0.78125 ordinary shares for every ordinary share previously held. This was treated as a stock split for U.S. GAAP purposes, and all share and per share data is presented as if the consolidation took place as of the date of inception, September 27, 2006. On March 1, 2008, the Company also consolidated the authorized preference share capital of the Company from 1,000,000 preference shares of $0.0001 par value each to 781,250 preference shares of $0.000128 par value.

On May 17, 2010, the Company agreed to issue an aggregate of 2,745,256 ordinary shares of the Company, par value $0.000128 per share to MJR Holdings, Inc., Christopher Fiore, Clifford Teller and Karl Brenza, (each a “Purchaser” and collectively the “Purchasers”) for an aggregate purchase price of $30,000. The personal funds of the Purchasers were the source of the funds used in the transaction. The 2,745,256 ordinary shares are approximately 73.3% of the outstanding capital stock of the Company.

Tsingda Transactions

Tsingda Technology owns 100% of the issued and outstanding capital stock of Beijing Tsingda Century Management Consulting Ltd. (“Tsingda Management”), a wholly foreign owned enterprise incorporated under the laws of the People’s Republic of China (“PRC”). On April 26, 2010, Tsingda Management entered into a series of contractual agreements with Beijing Tsingda Century Investment Consultant of Education Co. Ltd (“Tsingda Education”), a company incorporated under the laws of the PRC, and its shareholders, in which Tsingda Management assumed management of the business activities of Tsingda Education and has the right to appoint all executives and senior management and the members of the board of directors. The contractual arrangements are comprised of a Consulting Services Agreement, Operating Agreement, Equity Pledge Agreement, and Option Agreement, through which Tsingda Management has the right to advise, consult, manage and operate Tsingda Education for an quarterly fee in the amount of 100% of Tsingda Education’s quarterly, after tax net profits. Additionally, Tsingda Education’s Shareholders have pledged their rights, titles and equity interest in Tsingda Education as security for Tsingda Management to collect consulting and services fees provided to Tsingda Education through an Equity Pledge Agreement. In order to further reinforce Tsingda Management’s rights to control and operate Tsingda Education, Tsingda Education’s shareholders have granted Tsingda Management the exclusive right and option to acquire all of their equity interests in Tsingda Education through an Option Agreement.

During fiscal 2008 and 2009, Tsingda Educations made advances to its chief executive officer and to its executive vice president, both of whom are significant company shareholders. As of March 31, 2010, the advances were paid back to Tsingda Education.

Other than employment, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Ordinary Shares; or
(D)

Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our company.

LEGAL PROCEEDINGS

Currently there are no legal proceedings pending or threatened against us. However, from time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Cayman Islands law does not limit the extent to which a company’s articles of association may provide for indemnification of officers and directors, except to the extent any such provision may beheld by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime. Our articles of association provide for indemnification of our officers and directors for any liability incurred in their capacities as such, except through their own willful negligence or default.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the transaction, on May 24, 2010, we issued 244,022.78 preferred shares of Compass to the Tsingda shareholders in exchange for 100% of the outstanding shares of Tsingda Technology. In addition, we issued 6,239,220 ordinary shares to Eastbridge Investment Group Corporation pursuant to a consulting agreement between Compass and Eastbridge. Such securities were not registered under the Securities Act. These securities qualified for exemption under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder, including Regulation S. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the offering, manner of the offering and number of securities offered. These shareholders made certain representations and warranties, including their investment intent and that they were not US Persons as defined in Rule 902(k) of Regulation S as required by Section 4(2) and the rules and regulations promulgated thereunder, including Regulation S. They also agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 and Regulation S of the Securities Act. These restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” It is the Company’s position that the transaction met the requirements to qualify for exemption under Section 4(2) and the rules and regulations promulgated thereunder, including Regulation S of the Securities Act.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

As explained more fully in Item 2.01, in connection with the Tsingda transaction, on May 24, 2010, Compass issued 244,022.78 preferred shares to the shareholders of Tsingda Technology. Each preferred share has identical rights as 100 ordinary shares except that each preferred share is convertible to 100 ordinary shares. After giving effect to the conversion rights, the Tsingda shareholders will own approximately 88% of the ordinary shares of the Company.

In connection with the Tsingda transaction, and as explained more fully in the above Item 2.01 under the section titled “Management” and below in Item 5.02 of this Current Report on Form 8-K, Mr. Karl Brenza resigned as Chief Executive Officer and President of the Company, and Mr. Hui Zhang was appointed Chairman of the Board of Directors, Chief Executive Officer and President of the Company. Joseph Rozelle resigned from his position as a director of the Company upon effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act. Further, in connection with the resignation of Joseph Rozelle, Mr. Liu Juntao and Mr. Kang Chungmai have been appointed as new directors of the Company upon effectiveness of the stated information statement.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) Resignation of Directors

Subject to the effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act, Joseph Rozelle resigned as members of our board of directors. There were no disagreements between Mr. Rozelle and us or any officer or director of the Company.

(b) Resignation of Officers

On May 24, 2010, Karl Brenza resigned as our President and Chief Executive Officer.

(c) Appointment of Directors and Officers

The names of our current officers and directors and the incoming directors, as well as certain information about them, are set forth below:

NAME	AGE	POSITION
Zhang Hui	44	Chairman of the Board of Directors, Chief Executive Officer and President
Liu Juntao	48	Executive Vice President and Director (1)
Kang Chungmai	40	Secretary, Chief Financial Officer and Director (1)
Joseph Rozelle	35	Director (2)

(1)

Will become a director on the 10th day following the mailing of an information statement required by Rule 14f-1 promulgated under the Exchange Act which is expected to be on or about June 11, 2010.

(2)

Current director until resignation which is expected to be on or about June 11, 2010.

Zhang Hui established Tsingda Century in 2003, and has been the company’s chairman, chief executive officer since its inception. From 1999 to 2003, he was vice president of Singapore Holding Group, during when he has integrated management methods and cultural diversity under different background efficiently, and then setting up a new branch for Singapore Holding Group-Holding Technology (Shenzhen) Co., Ltd. From 1995 to 1999, Mr. Zhang worked as the newsroom director and vice chief editor of China technology information magazine, successfully hatching the publication of the best choice of Chinese excellently expertise, Chinese diathesis education, Chinese innovation education and China education research. He graduated from Wuhan University of Technology in 1989.

Liu Juntao has been the executive vice-president in Tsingda since its inception. Prior to his employ with Tsingda, he experienced over 10 years of administrative work for government. He also spent 5 years in private industry in the PRC where worked in product development, market exploiting and customer service. Mr. Liu graduated from Huazhong Agriculture University in 1983.

Kang Chungmai has been the chief financial officer and secretary of Tsingda since Jan. 2010. From 2004 to 2007, he worked as managing director in Zero2IPO Group in Beijing a financial consulting firm. From 1999 to 2002, he served as CFO in Optoma Electronics, the largest TFT-LCD backlight and DLP projector producer in the world. From 1996 to 1999, he served as financial manager in Far Eastern Department Stores, the largest chain of department stores in the Greater China Region based in Taipei. He had broad experiences in general financial management, debt and equity financing, foreign exchange hedging, offshore holding structure design, and investment evaluation. Mr. Kang holds his master degree in International Finance from the University of Westminster, London, UK in 1996. He also expects to receive the PhD degree in Management from the University of Edinburgh, Edinburgh, Scotland in 2010.

Joseph Rozelle has been one of our directors since April 2006 and served as our President and Chief Financial Officer from September 2006 until May 20, 2010. Immediately prior to the execution of the Share Exchange Agreement, Mr. Rozelle resigned from all offices he held with us. Mr. Rozelle also submitted his resignation as a member of our Board of Directors, which will become effective on the Effective Date. Mr. Rozelle is currently the President of Nautilus Global Partners, LLC, a company dedicated to facilitation of “going public” transactions for foreign and domestic operating companies on the public United States Exchanges. Prior to joining Nautilus Global Partners, LLC in 2006, Mr. Rozelle was a consultant with Accretive Solutions, providing Sarbanes-Oxley Compliance consulting and other accounting related consulting services. During his career he has served in several companies in positions where he worked in financial modeling, due diligence, preparation of investment summaries, asset securitization, planning and financial analysis, risk analysis, mergers and acquisition evaluation, corporate budgeting, commercial banking, auditing, and SEC filings involving corporate mergers, spin-offs, public debt offerings, and annual reports. Mr. Rozelle holds a Bachelors of Business Administration degree from the University of Houston and a Masters of Business Administration degree from the Jesse H. Jones School of Management at Rice University. Mr. Rozelle is also the sole director and sole executive officer of VPGI, Inc., a public corporation.

Except as noted above, there are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected until their successors are duly elected and qualified

Employment Agreements of the Executive Officers

We currently did not enter into any employment agreement with our executive officers.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

As explained more fully in Item 2.01 above, we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before Tsingda transaction. As a result of the Tsingda transaction, Tsingda Management became our wholly owned subsidiary and became our main operational business. Consequently, we believe that the Combination has caused us to cease to be a shell company. For information about the Combination, please see the information set forth above under Item 2.01 of this Current Report on Form 8-K which information is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The Audited Consolidated Financial Statements of Tsingda Education as of December 31, 2009 and 2008 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

(b) PRO FORMA FINANCIAL INFORMATION.

None.

(c) SHELL COMPANY TRANSACTIONS

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d) EXHIBITS

Exhibit No.	Description
3.1	Memorandum of and Articles of Association of Compass(1)
3.2	Memorandum of Association of Compass(2)
3.3	Memorandum of and Articles of Association of Tsing Da Century Education Technology Co. Ltd(3)
10.1	Consulting Services Agreement dated April 26, 2010(3)
10.2	Operating Agreement dated April 26, 2010(3)
10.3	Option Agreement dated April 26, 2010(3)
10.4	Voting Rights Proxy Agreement dated April 26, 2010(3)
10.5	Equity Pledge Agreement dated April 26, 2010(3)
10.6

Share Exchange Agreement dated May 24, 2010 by and among Compass Acquisition Corporation and its controlling shareholders, and Tsing Da Century Education Technology Co. Ltd. and its shareholders (Filed herewith) ..

99.1	Audited Consolidated Financial Statements of Tsingda Education as of December 31, 2009 and 2008.

(1) Incorporated herein by reference to the Form 10 Registration Statement filed on December 4, 2006.

(2) Incorporated herein by reference to the Form 10-Q Quarterly Report filed on May 15, 2008.

(3) Incorporated herein by reference to the Form 8-K Current Report filed on May 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS ACQUISITION CORPORATION

Date: June 3, 2010	By:	/s/ Mr. Zhang Hui
Mr. Zhang Hui President and Chief Executive Officer